                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  May 16, 1997



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                          as specified in its charter)


          Georgia               33-80547              59-3074176
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        (State or other        (Commission         (I.R.S. Employer
        jurisdiction of        File Number)        Identification No.)
        incorporation)


          3399 Peachtree Road, N.E.
          The Lenox Building, Suite 400
          Atlanta, Georgia                                    30326
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          (Address of principal executive officers)         (Zip Code)



      Registrant's telephone number, including area code:  (404) 262-8400

                                      N/A
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         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On April 30, 1997, Premiere Technologies, Inc. (the "Company") completed the acquisitions, in separate transactions, of: (i) Voice-Tel Enterprises, Inc. ("VTE"); (ii) VTN, Inc., the general partner of Voice-Tel Network Limited Partnership ("VTNLP"), an affiliate of VTE; (iii) the limited partner interests in VTNLP owned by Merchandising Productions, Inc.; and (iv) certain independently owned and operated franchisees of VTE (the "Wave One Franchisees"). The Company filed the required financial statements of the Wave One Franchisees that meet the significance tests of Rule 3-05 of Regulation S-X promulgated by the Securities and Exchange Commission ("Rule 3-05"), and the required pro forma information of the Company as part of a Current Report on Form 8-K dated April 30, 1997. On May 31, 1997, the Company completed the acquisitions (the "Wave Two Acquisitions"), in separate transactions, of certain additional independently owned and operated franchisees of VTE (referred to herein individually as a "Wave Two Franchisee" and collectively as the "Wave Two Franchisees"). The Wave Two Acquisitions were made pursuant to separate Transfer Agreements by and among the Company, each Wave Two Franchisee and the owner(s) of each Wave Two Franchisee (the "Owner(s)").

          An aggregate of approximately 2,400,000 shares (the "Shares") of the Company's $.01 par value common stock were issued in exchange for all of the issued and outstanding common stock of the Wave Two Franchisees and for the purchase of certain loans payable to Owner(s) of certain of the Wave Two Franchisees. Approximately 10% of the Shares were placed in escrow pursuant to Escrow Agreements by and among the Company, the escrow agent and the Owner(s) of each Wave Two Franchisee in order to secure certain indemnification obligations of those Owners. In addition, the Company granted certain demand and piggyback registration rights to holders of the Shares issued pursuant to the Wave Two Acquisitions. The Wave Two Franchisees will continue to operate as, or within, wholly-owned subsidiaries of the Company.

          Certain of the individually insignificant Wave Two Franchisees and certain of the individually insignificant Wave One Franchisees when aggregated meet the significance tests of Rule 3-05 (referred to herein individually as a "Significant Franchise" and collectively as the "Significant Franchisees"). All of the Wave Two Acquisitions of Significant Franchisees will be accounted for under the pooling-of-interests method of accounting. In addition, the Company has entered into a non-binding letter of intent with respect to the acquisition of Greater Mahoney Valley, Ltd. ("Mahoney"), which will be considered a Significant Franchisee. The Company intends to complete the Mahoney acquisition, which will be accounted for under the purchase method of accounting, by June 30, 1997 and to file an amendment to this Form 8-K upon its completion.

ITEM 7.  EXHIBITS.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          It is impractical to provide the required financial statements of the Significant Franchisees at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than 60 days after the date on which this Form 8-K must be filed.

     (B)  PRO FORMA FINANCIAL INFORMATION.

          It is impractical to provide the required pro forma financial information of the Company at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than 60 days after the date on which this Form 8-K must be filed.

     (C)  EXHIBITS.

     2.1 Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Communications Concepts, Inc. and Owners of Communications Concepts, Inc.(1)

     2.2 Transfer Agreement dated as of May 20, 1997 by and among Premiere Technologies, Inc., DARP, Inc. and Owners of DARP, Inc.

     2.3 Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Hi-Pak Systems, Inc. and Owners of Hi-Pak Systems, Inc.(1)

     2.4 Transfer Agreement dated as of May 29, 1997 by and among Premiere Technologies, Inc. MMP Communications, Inc. and Owners of MMP Communications, Inc.

     2.5 Transfer Agreement dated as of May 16, 1997 by and among Premiere Technologies, Inc., Lar-Lin Enterprises, Inc., Lar-Lin Investments, Inc. and Voice-Mail Solutions, Inc. and Owners of Lar-Lin Enterprises, Inc., Lar-Lin Investments, Inc. and Voice-Mail Solutions, Inc.(2)

     2.6 Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Voice-Net Communications Systems, Inc. and Owners of Voice-Net Communications Systems, Inc. and Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., VT of Long Island Inc. and Owners of VT of Long Island Inc.(1)(2)

     2.7 Transfer Agreement dated as of May 22, 1997 by and among Premiere Technologies, Inc., Voice Systems of Greater Dayton, Inc. and Owner of Voice Systems of Greater Dayton, Inc. and Transfer Agreement dated as of May 22,

          1997 by and among Premiere Technologies, Inc., Premiere Acquisition Corporation, L'Harbot, Inc. and the Owners of L'Harbot, Inc.(2)

     2.8 Transfer Agreement dated as of May 30, 1997 by and among Premiere Technologies, Inc., Audioinfo Inc. and Owners of Audioinfo Inc.

     2.9 Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Dowd Enterprises, Inc. and Owners of Dowd Enterprises, Inc. (incorporated by reference to Exhibit 2.10 to the Company's Current Report on Form 8-K dated April 30, 1997).(1)

     2.10 Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., D & K Communications Corporation and Owners of D & K Communications Corporation.(1)

     2.11 Transfer Agreement dated as of May 19, 1997 by and among Premiere Technologies, Inc., Voice-Tel of South Texas, Inc. and Owners of Voice-Tel of South Texas, Inc.

     2.12 Transfer Agreement dated as of May 31, 1997 by and among Premiere Technologies, Inc., Indiana Communicator, Inc. and Owner of Indiana Communicator, Inc.

     2.13 Uniform Terms and Conditions, Exhibit A to Transfer Agreements by and among Premiere Technologies, Inc., Wave One Franchisees and Owners of Wave One Franchisees (incorporated by reference to Exhibit A to
          Exhibit 2.4 to the Company's Current Report on Form 8-K dated April 2,
          1997).

     2.14 Uniform Terms and Conditions, Exhibit A to Transfer Agreements by and among Premiere Technologies, Inc., Wave Two Franchisees and Owners of Wave Two Franchisees.

     2.15 Press Release dated April 2, 1997 (incorporated by reference to
          Exhibit 99.1 to the Company's Current Report on Form 8-K dated April 2, 1997).

----------
     (1)  Wave One Franchisee(s).

     (2) Certain of the Significant Franchisees operate through multiple, but commonly owned, business entities.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PREMIERE TECHNOLOGIES, INC.

                         By:  /s/ Patrick G. Jones
                              ------------------------------------------
                              Patrick G. Jones
                              Senior Vice President of Finance and Legal

Dated: June 2, 1997

                                 EXHIBIT INDEX


   NUMBER                           DESCRIPTION                                   PAGE
   ------                           -----------                                   ----
     2.1  Transfer Agreement dated as of April 2, 1997 by and among Premiere
          Technologies, Inc., Communications Concepts, Inc. and Owners of
          Communications Concepts, Inc.(1)

     2.2  Transfer Agreement dated as of May 20, 1997 by and among Premiere
          Technologies, Inc., DARP, Inc. and Owners of DARP, Inc.

     2.3  Transfer Agreement dated as of April 2, 1997 by and among Premiere
          Technologies, Inc., Hi-Pak Systems, Inc. and Owners of Hi-Pak Systems,
          Inc.(1)

     2.4  Transfer Agreement dated as of May 29, 1997 by and among Premiere
          Technologies, Inc. MMP Communications, Inc. and Owners of MMP
          Communications, Inc.

     2.5  Transfer Agreement dated as of May 16, 1997 by and among Premiere
          Technologies, Inc., Lar-Lin Enterprises, Inc., Lar-Lin Investments,
          Inc. and Voice-Mail Solutions, Inc. and Owners of Lar-Lin Enterprises,
          Inc., Lar-Lin Investments, Inc. and Voice-Mail Solutions, Inc.(2)

     2.6  Transfer Agreement dated as of April 2, 1997 by and among Premiere
          Technologies, Inc., Voice-Net Communications Systems, Inc. and Owners of Voice-Net Communications Systems, Inc. and Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., VT of
          Long Island Inc. and Owners of VT of Long Island Inc.(1)(2)

     2.7  Transfer Agreement dated as of May 22, 1997 by and among Premiere
          Technologies, Inc., Voice Systems of Greater Dayton, Inc. and Owner of
          Voice Systems of Greater Dayton, Inc. and Transfer Agreement dated as of May 22, 1997 by and among Premiere Technologies, Inc., Premiere
          Acquisition Corporation, L'Harbot, Inc. and the Owners of L'Harbot,
          Inc.(2)

     2.8  Transfer Agreement dated as of May 30, 1997 by and among Premiere
          Technologies, Inc., Audioinfo Inc. and Owners of Audioinfo Inc.

     2.9  Transfer Agreement dated as of April 2, 1997 by and among Premiere
          Technologies, Inc., Dowd Enterprises, Inc. and Owners of Dowd
          Enterprises, Inc. (incorporated by reference to Exhibit 2.10 to the Company's Current Report on Form 8-K dated April 30, 1997).(1)

     2.10 Transfer Agreement dated as of April 2, 1997 by and among Premiere
          Technologies, Inc., D & K Communications Corporation and Owners of
          D & K Communications Corporation.(1)

     2.11 Transfer Agreement dated as of May 19, 1997 by and among Premiere Technologies, Inc., Voice-Tel of South Texas, Inc. and Owners of Voice-Tel of South Texas, Inc.

     2.12 Transfer Agreement dated as of May 31, 1997 by and among Premiere Technologies, Inc., Indiana Communicator, Inc. and Owner of Indiana Communicator, Inc.

     2.13 Uniform Terms and Conditions, Exhibit A to Transfer Agreements by and among Premiere Technologies, Inc., Wave One Franchisees and Owners of Wave One Franchisees (incorporated by reference to Exhibit A to
          Exhibit 2.4 to the Company's Current Report on Form 8-K dated April 2,
          1997).

     2.14 Uniform Terms and Conditions, Exhibit A to Transfer Agreements by and among Premiere Technologies, Inc., Wave Two Franchisees and Owners of Wave Two Franchisees.

     2.15 Press Release dated April 2, 1997 (incorporated by reference to
          Exhibit 99.1 to the Company's Current Report on Form 8-K dated April 2, 1997).

----------
     (1)  Wave One Franchisee(s).

     (2) Certain of the Significant Franchisees operate through multiple, but commonly owned, business entities.